Exhibit 10.1

SIXTH AMENDMENT TO
CREDIT AGREEMENT AND SECURITY AGREEMENT
AND CONSENT OF GUARANTORS

This SIXTH AMENDMENT TO CREDIT AGREEMENT AND SECURITY AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of March 25, 2003, and entered into by and among  FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS, INC. and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL, CORP. and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Credit Agreement dated as of July 27, 2001, as amended by that certain First Amendment to Credit Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Second Amendment to Credit Agreement and Security Agreement and Consent of Guarantors dated as of December 4, 2001, that certain Third Amendment to Credit Agreement and Consent of Guarantors dated as of December 7, 2001, that certain Fourth Amendment to Credit Agreement and Consent of Guarantors dated as of July 12, 2002 and that certain Fifth Amendment to Credit Agreement and Consent of Guarantors dated as of January 24, 2003, (the “Credit Agreement”; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

Whereas, Fleetwood (on behalf of itself and each of its subsidiaries), Textron Financial Corporation (“Textron Financial”) and the Agent (for itself and in its capacity as administrative agent for the Lenders) have entered into that certain Intercreditor Agreement dated as of August 21, 2002 (the “Textron Intercreditor Agreement”); and

Whereas, the Borrowers have requested certain amendments to the Credit Agreement and the Security Agreement; and

Whereas, the Borrowers have requested of the Agent and the Lenders certain consents and approvals under the Credit Agreement with respect to the sale by the Loan Parties of the Collateral located at 13737 Industrial Road, Omaha Nebraska, Plant No. 93 as further described on Schedule I attached hereto (the “Nebraska Collateral”); and

Whereas, the Borrowers have requested of the Agent and the Lenders certain consents and approvals under the Textron Intercreditor Agreement with respect to proposed amendments to that certain Manufactured Home Wholesale Lender Agreement, dated as of April 11, 2001, by and among Fleetwood, certain of Fleetwood’s subsidiary operations and

Textron Financial, as amended (the “Repurchase Agreement”) in the form of Exhibit A attached hereto (the “Textron Repurchase Amendment”); and

Whereas, the Lenders and the Agent are willing to agree to the amendments and to give the consents and approvals requested by the Loan Parties, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

1.             AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1           Amendment to Section 1.2(a)(i).  The first two sentences of Section 1.2(a)(i) (beginning “Subject to the satisfaction . . .”) are deleted in their entirety and replaced with the following:

“Subject to the satisfaction of the conditions precedent set forth in Article 8, and except for Non-Ratable Loans and Agent Advances, each Revolving Credit Lender severally, but not jointly, agrees, upon a Borrower’s request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the “Revolving Loans”) to the Borrowers in aggregate amounts not to exceed such Lender’s Pro Rata Share of the Aggregate Availability, and, for Revolving Loans to FMC, in an amount which does not exceed such Lender’s Pro Rata Share of FMC’s Availability, or for Revolving Loans to FRC, in an amount which does not exceed such Lender’s Pro Rata Share of FRC’s Availability; provided that on the date of such request, and giving pro forma effect to such request, the aggregate amount advanced pursuant to this Section 1.2(a)(i) against the aggregate manufactured housing Inventory of FMC and FRC shall not exceed 25% of the Aggregate Availability (the “Manufactured Housing Inventory Limit”). The Revolving Credit Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Aggregate Borrowing Bases or the Borrowing Base of FMC or FRC or the Manufactured Housing Inventory Limit, as applicable, on one or more occasions, but if they do so, neither the Agent nor the Revolving Credit Lenders shall be deemed thereby to have changed the limits of the Borrowing Base of FMC or FRC, or the Aggregate Borrowing Bases or the Manufactured Housing Inventory Limit or to be obligated to exceed such limits on any other occasion.”

1.2           Amendment to Article 2.7.  Section 2.7 shall be deleted in its entirety and replaced with the following:

“2.7         Release of Certain Collateral.  From and after the Fifth Amendment Effective Date and prior to the date six months after the Fifth Amendment Effective Date, Borrowers may request a release (the “Property Release”) of the Lien in favor of the Collateral Agent for the benefit of the Lenders on the Release Eligible Real

Estate; provided that as of the date of the Property Release, the following conditions are satisfied:

(a)           not later than thirty (30) days prior to the date of the Property Release, the Borrowers have provided the Agent with a certificate (the “Release Certificate”) identifying the Release Eligible Real Estate to be released (the “Release Property”) and stating the proposed date of the Property Release (such date, the “Release Date”);

(b)           no Default or Event of Default has occurred and is continuing as of the date of the Release Certificate and as of the Release Date, both before and after giving effect to the Property Release;

(c)           the Flexibility Conditions are satisfied as of the Release Date both before and immediately after giving effect to the Property Release;

(d)           the Agent shall have received an appraisal or appraisals (in form and substance and by an appraiser reasonably satisfactory to Agent) for the parcels of Release Eligible Real Estate that are not being released (such appraisal or appraisals, collectively, the “Appraisal” and such parcels, the “Appraised Parcels”), dated no more than three (3) months prior to the Release Date but in any event dated no later than June 30, 2003 (such date, the “Release Appraisal Date”); and

(e)           the Appraised Parcels shall have an appraised value, as set forth in the Appraisals, of at least $75,000,000.

On the Release Date, if the conditions set forth in this Section 2.7 are satisfied, all Liens on the Release Property in favor of the Collateral Agent for the benefit of the Lenders shall be released.”

1.3           Amendment to Section 7.24.  Section 7.24 shall be amended by replacing the table therein with the following table:

Period Ending	EBITDA
On the last Sunday in April 2003	$2,500,000
On the last Sunday in July 2003	$3,500,000
On the last Sunday in October 2003	$2,500,000
On the last Sunday in January 2004	$29,500,000
On the last Sunday in April 2004	$60,000,000

1.4           Amendment to Article 7.  Article 7 shall be amended by adding the following Section 7.31 at the end of Article 7:

“7.31       Appraisal. Fleetwood shall, or shall cause its Subsidiaries to, deliver to the Agent on or prior to June 30, 2003 Appraisals for parcels of Release Eligible Real Estate with an aggregate appraised value, as set forth in such Appraisals, of at least $75,000,000.”

1.5           Amendment to Section 12.11.  The third sentence of Section 12.11 (beginning “Except as provided above, the Agent . . .”) is deleted in its entirety and replaced with the following:

“Except as provided above, the Agent will not release any of the Agent’s Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent’s Liens on Collateral valued in the aggregate not in excess of $1,000,000 during the Post-Sixth Amendment Period without the prior written authorization of the Lenders and the Agent may release the Agent’s Liens on Collateral valued in the aggregate not in excess of $2,000,000 during the Post-Sixth Amendment Period with the prior written authorization of Majority Lenders (any Collateral released pursuant to the foregoing proviso, the “Permitted Released Collateral”) in each case if, prior to the Release Appraisal Date only, immediately upon receipt by any Loan Party or any Subsidiary thereof of the proceeds of any transfer, sale, assignment, lease or other disposition of any Permitted Released Collateral made or entered into in connection with any such release, the proceeds from any such disposition shall be deposited with the Agent, for the ratable benefit of the Agent and the Lenders (the “Disposition Cash Collateral”) as security for, and to provide for the payment of, all Debt outstanding hereunder including, without limitation, the Revolving Loans, Agent Advances, Non-Ratable Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder and at the request of the Borrower such Disposition Cash Collateral may be released on the Release Appraisal Date if and only if the requirements of Section 2.7 are satisfied on such date.”

1.6           Additions to Annex A to Credit Agreement (Definitions).  The following definitions of “Annual Appraisal Date”, “Manufactured Housing Inventory Limit,” “Permitted Released Collateral”, “Post-Sixth Amendment Period”, “Release Appraisal Date”, “Semi-Annual Appraisal Date”,  “Sixth Amendment”, “Sixth Amendment Anniversary Date” and “Sixth Amendment Effective Date” are added in Annex A of the Credit Agreement in appropriate alphabetical order:

“Annual Appraisal Date” means a date falling within 30 days of the Sixth Amendment Effective Date and, thereafter, each Sixth Amendment Anniversary Date.

“Manufactured Housing Inventory Limit” has the meaning provided in Section 1.2(a)(i).

“Permitted Released Collateral” has the meaning provided in Section 12.11.

“Post-Sixth Amendment Period” means the period commencing on the Sixth Amendment Effective Date and ending on June 30, 2003.

“Release Appraisal Date” has the meaning provided in Section 2.7(d).

“Semi-Annual Appraisal Date” means the date falling six months after the Sixth Amendment Effective Date and, thereafter, the date, in each calendar year, falling six months after the Sixth Amendment Anniversary Date.

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement and Consent of Guarantors, dated as of March 25, 2003, and entered into by and among Fleetwood, Holdings and its Subsidiaries listed on the signature pages thereof Retail and its Subsidiaries listed on the signature pages thereof, the banks and other financial institutions signatory thereto that are parties as Lenders to this Agreement and Bank of America, N.A., as administrative agent and collateral agent for the Lenders.

“Sixth Amendment Anniversary Date” means each anniversary of the Sixth Amendment Effective Date.

“Sixth Amendment Effective Date” means the later of (x) March 25, 2003 or (y) the date upon which each of the conditions set forth in Section 5 of the Sixth Amendment has been satisfied and the Sixth Amendment has become effective.

2.             AMENDMENT TO SECURITY AGREEMENT.  Article 7 of the Security Agreement is deleted in its entirety and replaced with the following:

“7.           APPRAISALS.  The Grantors shall at their expense, provide the Agent with (a) on the date six months after the Closing Date, a “desk top” appraisal of the Inventory of the Grantors, and (b) on each Annual Appraisal Date, a full appraisal of the Inventory, and, on each Semi-Annual Appraisal Date, a “desk top” appraisal of manufactured housing Inventory only, in each case as of the end of the most recent Fiscal Quarter and prepared on a basis reasonably satisfactory to the Agent, such appraisal to include, without limitation, information required by applicable laws and regulations and by the internal policies of the Lenders, or required to calculate the Borrowing Base.  In addition, each Grantor shall at its expense and upon the Agent’s request, provide the Agent with appraisals or updates thereof of any or all of the Collateral in which it has an interest from an appraiser, prepared on a basis, reasonably satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable laws and regulations and by the internal policies of the Lenders, or required to calculate the Borrowing Base; provided that unless a Default or Event of Default has occurred and is continuing, no Grantor shall be required to provide an appraisal or update pursuant to this sentence more frequently than once per year.”

3.             CONSENTS, APPROVALS AND WAIVERS.

3.1           Nebraska Collateral.  By the execution of this Amendment, the Agent and the Lenders hereby consent to the sale by the Loan Parties of the Nebraska Collateral and to the release of the Agent’s Liens in connection with such sale of the Nebraska Collateral, and each Lender hereby instructs the Agent to release any and all Agent’s Liens with respect to the Nebraska Collateral and to take any and all other further reasonable and customary actions necessary to effect such release.

3.2           Proposed Repurchase Amendment.  By the execution of this Amendment, the Agent and the Lenders hereby consent to the execution and delivery by any of the Loan Parties of (a) the Proposed Repurchase Amendment in the form of Exhibit A attached hereto, and each Lender hereby instructs the Agent to take any and all other further reasonable and customary actions necessary to effect such execution and delivery; and (b) the amendment to that certain Wholesale Security Agreement, dated as of August 21, 2002 by and among Textron Financial, the Loan Parties and the other parties thereto (the “Wholesale Security Agreement”) in the form of Exhibit B attached hereto, pursuant to which Schedule 9(l) of the Wholesale Security Agreement shall be replaced with a revised Schedule 9(l) that reflects the amendments to the Credit  Agreement made pursuant to Section 7.24 hereof.

4.             REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each  Borrower represents and warrants to each Lender, the Issuing Bank and the Agent that the following statements are true, correct and complete:

4.1           Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

4.2           Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

4.3           No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

4.4           Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

4.5           No Default or Event of Default. No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

4.6           No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

4.7           Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

5.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

5.1           Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

5.2           No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

5.3           Consents.  The Borrowers shall have received original copies of executed consents delivered by Textron Financial, in a form reasonably satisfactory to the Agent:

(a)           giving their consent, effective on or prior to the Sixth Amendment Effective Date, to the Loan Parties entering into the Sixth Amendment; and

(b)           giving their consent, effective January 24, 2003, to the Loan Parties entering into the Fifth Amendment and waiving any right as a result of the Loan Parties entering into such amendment to exercise any remedies pursuant to the Wholesale Security Agreement or to exercise any remedies pursuant to that certain Continuing Cross Default and Cross Security Agreement, dated as of August 21, 2002 by and among Textron Financial, the Loan Parties and the other parties thereto (the “Continuing Cross Default and Cross Security Agreement”).

5.4           Fees.  The Borrowers shall have paid to the Agent for the pro rata account of all Lenders an amendment fee equal to three-eighths of one percent (0.375%) times the aggregate Commitments of all Lenders as of the Sixth Amendment Effective Date, after giving effect to the Sixth Amendment.

5.5           Other Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

6.             COMMITMENT ADJUSTMENTS.  Each of the parties hereto acknowledges that, in accordance with Section 13.19 of the Credit Agreement, the Commitments of each Lender were adjusted on March 25 2003, to the amount set forth for such Lender on Schedule II as the Commitment of such Lender.

7.             EFFECTIVE DATE.  This Amendment shall become effective on the date of the satisfaction of the conditions set forth in Section 5, and each of the Lenders signatory hereto hereby waives any Default or Event of Default that may have arisen prior to the date of the Amendment, but that would not be a Default or Event of Default after giving effect to this Amendment.

8.             EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.  Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

9.             APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

10.           COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

11.           CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Sixth Amendment to Credit Agreement and Security Agreement as of the date set forth above.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd. R. Plowman
Name:	Boyd. R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

By:	/s/ Boyd. R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

By:	/s/ Boyd. R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as the Agent and
a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

HELLER FINANCIAL, INC., as a Lender

By:	/s/ Howard C. Bailey
Name:	Howard C. Bailey
Title:	Senior Vice President

FOOTHILL CAPITAL CORPORATION, as a
Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Assistant Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Thomas H. Hopkins
Name:	Thomas H. Hopkins
Title:	Vice President

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the FMC Borrowers and/or FRC Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 25th day of March, 2003.

FMC BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By: FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd. R. Plowman
Name:	Boyd. R. Plowman
Title:	Executive Vice President and Chief Financial Officer

FRC BORROWERS	FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF KENTUCKY

FLEETWOOD RETAIL CORP. OF MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH CAROLINA

FLEETWOOD RETAIL CORP. OF OREGON

FLEETWOOD RETAIL CORP. OF VIRGINIA

By:	/s/ Boyd. R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
BUCKINGHAM DEVELOPMENT CO.
FLEETWOOD INTERNATIONAL INC.

By:	/s/ Boyd. R. Plowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer